                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-07657

                      Oppenheimer Developing Markets Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
              (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
           Two World Financial Center, New York, New York 10281-1008
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                       Date of fiscal year end: August 31

                      Date of reporting period: 11/30/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                             Shares           Value
                                                         -------------   ---------------
COMMON STOCKS--97.6%
CONSUMER DISCRETIONARY--9.0%
AUTOMOBILES--0.7%
PT Astra International Tbk                                  22,416,500   $   128,781,974
DISTRIBUTORS--0.7%
CFAO(1)                                                      3,466,673       136,706,766
DIVERSIFIED CONSUMER SERVICES--1.7%
Ambow Education Holding Ltd., ADR(1, 2)                      2,308,635        27,934,484
Anhanguera Educacional Participacoes SA                      4,732,967       109,808,368
Estacio Participacoes SA(1)                                  7,767,300       122,992,065
MegaStudy Co. Ltd.(1)                                          450,481        71,648,004
Zee Learn Ltd.(2)                                            4,831,514           789,210
                                                                         ---------------
                                                                             333,172,131
                                                                         ---------------
HOTELS, RESTAURANTS & LEISURE--0.6%
Ctrip.com International Ltd., ADR(2)                           812,050        35,584,031
Jollibee Foods Corp.                                        40,127,513        71,118,973
                                                                         ---------------
                                                                             106,703,004
                                                                         ---------------
HOUSEHOLD DURABLES--1.2%
Cyrela Brazil Realty SA Empreendimentos e
   Participacoes                                             9,713,400       122,932,917
MRV Engenharia e Participacoes SA                           10,058,300        99,433,212
SARE Holding SA de CV, Cl. B(1, 2)                          55,144,840        16,563,991
                                                                         ---------------
                                                                             238,930,120
                                                                         ---------------
INTERNET & CATALOG RETAIL--0.9%
B2W Compania Global do Varejo(1)                             9,267,100       164,846,932
MEDIA--2.0%
Grupo Televisa SA, Sponsored GDR                             8,137,063       189,593,568
Zee Entertainment Enterprises Ltd.(1)                       61,785,537       193,765,692
                                                                         ---------------
                                                                             383,359,260
                                                                         ---------------
MULTILINE RETAIL--0.9%
Lojas Americanas SA, Preference(1)                          18,078,400       171,336,755
TEXTILES, APPAREL & LUXURY GOODS--0.3%
Li Ning Co. Ltd.                                            20,679,500        54,461,086
CONSUMER STAPLES--22.1%
BEVERAGES--9.2%
Anadolu Efes Biracilik ve Malt Sanayii AS                    3,454,954        47,669,589
Anheuser-Busch InBev NV                                        174,853         9,577,209
Carlsberg AS, Cl. B                                          2,283,027       215,494,307
Companhia de Bebidas das Americas, Sponsored ADR,
   Preference                                                1,384,800       187,834,272
East African Breweries Ltd.                                  3,321,514         8,851,907
Fomento Economico Mexicano SA de CV, Sponsored ADR           6,374,660       360,487,023
Fomento Economico Mexicano SA de CV, UBD                    47,390,477       268,373,321
Grupo Modelo SA de CV, Series C(1)                          38,219,674       224,398,422
Nigerian Breweries plc                                      87,378,238        44,746,231
SABMiller plc                                               12,425,321       393,110,949
Tsingtao Brewery Co. Ltd.                                    1,836,000         9,954,231
                                                                         ---------------
                                                                           1,770,497,461
                                                                         ---------------


                     1 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                             Shares           Value
                                                         -------------   ---------------
COMMON STOCKS CONTINUED
FOOD & STAPLES RETAILING--8.6%
Almacenes Exito SA, GDR(3)                                   2,850,361   $    34,420,104
BIM Birlesik Magazalar AS                                    4,622,732       157,533,756
Cencosud SA                                                 14,688,300       110,639,299
China Resources Enterprise Ltd.                             60,373,000       254,350,910
Companhia Brasileira de Distribuicao Grupo Pao de
   Acucar, Sponsored ADR                                     1,317,370        55,421,756
Dairy Farm International Holdings Ltd.                       6,958,630        62,140,566
Magnit                                                       3,512,423       404,382,196
Shinsegae Department Store Co.                                 528,486       258,453,995
Wal-Mart de Mexico SAB de CV, Series V                     108,118,866       305,446,947
                                                                         ---------------
                                                                           1,642,789,529
                                                                         ---------------
FOOD PRODUCTS--0.4%
China Yurun Food Group Ltd.                                  2,769,000         9,860,179
Tingyi Holding Corp. (Cayman Islands)                       26,612,000        65,869,421
                                                                         ---------------
                                                                              75,729,600
                                                                         ---------------
HOUSEHOLD PRODUCTS--1.9%
Hindustan Unilever Ltd.                                     43,738,442       284,297,490
Unilever Indonesia Tbk                                      54,586,000        90,634,271
                                                                         ---------------
                                                                             374,931,761
                                                                         ---------------
PERSONAL PRODUCTS--1.9%
Colgate-Palmolive (India) Ltd.                               4,103,920        79,243,176
Natura Cosmeticos SA                                        10,350,400       278,167,755
                                                                         ---------------
                                                                             357,410,931
                                                                         ---------------
TOBACCO--0.1%
Eastern Tobacco Co.                                          1,008,380        21,531,264
ENERGY--13.2%
ENERGY EQUIPMENT & SERVICES--1.5%
Eurasia Drilling Co. Ltd., GDR                                  76,281         2,364,711
Tenaris SA, ADR                                              6,685,707       284,677,404
                                                                         ---------------
                                                                             287,042,115
                                                                         ---------------
OIL, GAS & CONSUMABLE FUELS--11.7%
Cairn Energy plc(2)                                         29,830,085       179,333,144
China Shenhua Energy Co. Ltd.                               29,416,000       123,194,372
CNOOC Ltd.                                                 169,752,000       366,747,676
DNO International ASA(1, 2)                                 52,281,993        66,653,797
Niko Resources Ltd.                                          1,281,843       115,079,296
NovaTek OAO, Sponsored GDR(3)                                1,371,839       129,090,050
NovaTek OAO, Sponsored GDR                                   2,210,400       207,998,640
PetroChina Co. Ltd.                                        168,918,000       207,999,749
Petroleo Brasileiro SA, Sponsored ADR                       21,546,200       630,872,736
Tullow Oil plc                                              11,639,737       207,664,930
                                                                         ---------------
                                                                           2,234,634,390
                                                                         ---------------
FINANCIALS--15.0%
CAPITAL MARKETS--0.6%
Egyptian Financial Group-Hermes Holding SAE                 19,094,843       110,875,410
COMMERCIAL BANKS--6.7%
Banco Santander Chile SA                                   542,737,938        48,698,825


                     2 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                             Shares           Value
                                                         -------------   ---------------
COMMON STOCKS CONTINUED
COMMERCIAL BANKS CONTINUED
Bancolombia SA, Sponsored ADR                                1,979,135   $   122,112,630
Commercial International Bank                               17,275,226       123,850,541
Credicorp Ltd.                                               1,024,250       122,776,848
Grupo Financiero Inbursa SA de CV                           17,125,354        74,361,443
HDFC Bank Ltd., ADR                                          1,118,727       197,287,506
ICICI Bank Ltd., Sponsored ADR                               4,475,650       223,961,526
PT Bank Central Asia Tbk                                    68,731,100        46,028,687
Siam Commercial Bank Public Co. Ltd.                        14,994,000        51,335,726
Standard Bank Group Ltd.                                    18,798,907       270,424,374
Turkiye Garanti Bankasi AS                                     372,652         2,066,572
                                                                         ---------------
                                                                           1,282,904,678
                                                                         ---------------
DIVERSIFIED FINANCIAL SERVICES--3.1%
BM&F BOVESPA SA                                             24,481,198       186,328,959
Haci Omer Sabanci Holding AS                                35,407,949       174,697,109
Hong Kong Exchanges & Clearing Ltd.                          9,932,300       226,660,580
JSE Ltd.                                                     1,151,740        12,893,188
                                                                         ---------------
                                                                             600,579,836
                                                                         ---------------
INSURANCE--0.2%
AIA Group Ltd.(2)                                           14,426,000        41,707,602
REAL ESTATE MANAGEMENT & DEVELOPMENT--3.2%
Hang Lung Development Co.                                   14,713,750        94,458,595
Hang Lung Properties Ltd.                                   43,463,881       202,343,730
Multiplan Empreendimentos Imobiliarios SA                    3,493,300        77,420,623
SM Prime Holdings, Inc.(1)                               1,085,585,237       246,667,857
                                                                         ---------------
                                                                             620,890,805
                                                                         ---------------
THRIFTS & MORTGAGE FINANCE--1.2%
Housing Development Finance Corp. Ltd.                      15,162,643       226,902,666
HEALTH CARE--1.5%
HEALTH CARE EQUIPMENT & SUPPLIES--0.1%
Mindray Medical International Ltd., ADR                        684,160        17,959,200
HEALTH CARE PROVIDERS & SERVICES--0.5%
Diagnosticos da America                                      7,514,300        96,415,840
Fleury SA                                                      595,000         7,912,049
                                                                         ---------------
                                                                             104,327,889
                                                                         ---------------
LIFE SCIENCES TOOLS & SERVICES--0.4%
Divi's Laboratories Ltd.                                     5,290,791        71,137,703
PHARMACEUTICALS--0.5%
Sun Pharmaceutical Industries Ltd.                           9,599,578        93,631,713
INDUSTRIALS--3.9%
AEROSPACE & DEFENSE--1.4%
Empresa Brasileira de Aeronautica SA, ADR                    8,911,837       259,512,693
CONSTRUCTION & ENGINEERING--0.1%
Impulsora del Desarrollo y el Empleo en America Latina
   SA de CV(2)                                              10,057,785        14,501,192
INDUSTRIAL CONGLOMERATES--1.5%
Enka Insaat ve Sanayi AS                                    51,026,722       184,577,012


                     3 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                             Shares           Value
                                                         -------------   ---------------
COMMON STOCKS CONTINUED
INDUSTRIAL CONGLOMERATES CONTINUED
SM Investments Corp.                                         8,741,890   $    96,337,574
                                                                         ---------------
                                                                             280,914,586
                                                                         ---------------
MACHINERY--0.1%
Shanghai Zhenhua Port Machinery Co. Ltd., B Shares(2)       41,264,662        25,072,615
TRANSPORTATION INFRASTRUCTURE--0.8%
DP World Ltd.                                              271,562,164       162,937,298
INFORMATION TECHNOLOGY--17.3%
COMMUNICATIONS EQUIPMENT--2.9%
High Tech Computer Corp.                                    19,869,740       550,805,554
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Synnex Technology International Corp.                       43,138,174       107,978,108
INTERNET SOFTWARE & SERVICES--4.6%
Baidu, Inc., ADR(2)                                            903,300        95,018,127
NHN Corp.(1, 2)                                              3,257,348       550,664,316
Sohu.com, Inc.(1, 2)                                         1,389,276        96,457,433
Tencent Holdings Ltd.                                        6,018,800       133,409,835
                                                                         ---------------
                                                                             875,549,711
                                                                         ---------------
IT SERVICES--4.9%
Infosys Technologies Ltd.                                   11,041,966       734,205,912
Tata Consultancy Services Ltd.                               9,003,073       209,378,828
                                                                         ---------------
                                                                             943,584,740
                                                                         ---------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.4%
Epistar Corp.(1)                                            78,928,000       267,991,405
MediaTek, Inc.                                              18,890,567       242,000,046
Taiwan Semiconductor Manufacturing Co. Ltd.                160,831,429       334,510,378
                                                                         ---------------
                                                                             844,501,829
                                                                         ---------------
MATERIALS--7.6%
CHEMICALS--0.2%
Asian Paints Ltd.                                              509,324        29,289,206
METALS & MINING--7.4%
Anglo American plc                                           8,116,811       356,096,834
Anglo Platinum Ltd.(2)                                       2,762,689       257,660,114
Antofagasta plc                                              2,136,340        43,697,108
Impala Platinum Holdings Ltd.                               14,943,633       426,476,359
Vale SA, Sponsored ADR, Preference                          12,157,610       345,154,548
                                                                         ---------------
                                                                           1,429,084,963
                                                                         ---------------
TELECOMMUNICATION SERVICES--8.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.9%
PT Telekomunikasi Indonesia Tbk                            188,294,400       167,020,049
WIRELESS TELECOMMUNICATION SERVICES--7.1%
America Movil SAB de CV, ADR, Series L                      11,890,646       671,345,873
China Mobile Ltd.                                           23,422,500       233,618,707
MTN Group Ltd.                                              14,979,536       255,757,190
Philippine Long Distance Telephone Co.                       1,678,335        91,601,015
VimpleCom Ltd., Sponsored ADR                                7,784,430       121,982,016
                                                                         ---------------
                                                                           1,374,304,801
                                                                         ---------------


                     4 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

                                                             Shares           Value
                                                         -------------   ---------------
Total Common Stocks (Cost $14,056,798,482)                               $18,718,839,926
                                                                         ---------------
STRUCTURED SECURITIES--0.1%
UBS AG, Vietnam Dairy Products JSC Equity Linked
   Nts.(3) (Cost $15,284,838)                                3,208,351   $    13,128,603
INVESTMENT COMPANIES--3.1%
JPMorgan U.S. Treasury Plus Money Market Fund, Agency
   Shares, 0.00% (4, 5)                                     11,778,607        11,778,607
Oppenheimer Institutional Money Market Fund, Cl. E,
   0.21% (1, 4)                                            593,619,407       593,619,407
                                                                         ---------------
Total Investment Companies (Cost $605,398,014)                               605,398,014
                                                                         ---------------
TOTAL INVESTMENTS, AT VALUE (COST $14,677,481,334)               100.8%   19,337,366,543
Liabilities in Excess of Other Assets                             (0.8)     (156,132,206)
                                                         -------------   ---------------
Net Assets                                                       100.0%  $19,181,234,337
                                                         =============   ===============

Footnotes to Statement of Investments


                     5 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

(1.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended November 30, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                            Shares           Gross            Gross             Shares
                                       August 31, 2010     Additions        Reductions    November 30, 2010
                                       ---------------   -------------    -------------   -----------------
Ambow Education Holding Ltd., ADR(a)       2,071,070           282,197           44,632         2,308,635
B2W Compania Global do Varejo              5,465,900         3,801,200               --         9,267,100
CFAO                                       2,709,351           757,322               --         3,466,673
DNO International ASA                     39,239,244        13,042,749               --        52,281,993
Epistar Corp.                             59,037,000        19,891,000               --        78,928,000
Estacio Participacoes SA                   1,253,900         6,513,400               --         7,767,300
Grupo Modelo SA de CV, Series C           29,723,291         8,496,383               --        38,219,674
Lojas Americanas SA, Preference(a)        24,907,400         1,149,200        7,978,200        18,078,400
MegaStudy Co. Ltd.                           450,481                --               --           450,481
NHN Corp.                                  2,477,048           780,300               --         3,257,348
Oppenheimer Institutional Money
   Market Fund, Cl. E                    376,395,470     1,252,245,535    1,035,021,598       593,619,407
SARE Holding SA de CV, Cl. B              36,930,070        18,214,770               --        55,144,840
SM Prime Holdings, Inc.                  967,445,737       118,139,500               --     1,085,585,237
Sohu.com, Inc.(a)                          2,315,490           360,196        1,286,410         1,389,276
Zee Entertainment Enterprises Ltd.        19,326,059        42,459,503(b)            25        61,785,537

                                                                        Realized
                                            Value          Income         Gain
                                       --------------    ----------   -----------
Ambow Education Holding Ltd., ADR(a)   $           --(c) $       --   $    63,969
B2W Compania Global do Varejo             164,846,932            --            --
CFAO                                      136,706,766            --            --
DNO International ASA                      66,653,797            --            --
Epistar Corp.                             267,991,405            --            --
Estacio Participacoes SA                  122,992,065            --            --
Grupo Modelo SA de CV, Series C           224,398,422            --            --
Lojas Americanas SA, Preference(a)                 --(c)    246,991    17,852,698
MegaStudy Co. Ltd.                         71,648,004            --            --
NHN Corp.                                 550,664,316            --            --
Oppenheimer Institutional Money
Market Fund, Cl. E                        593,619,407       267,727            --
SARE Holding SA de CV, Cl. B               16,563,991            --            --
SM Prime Holdings, Inc.                   246,667,857            --            --
Sohu.com, Inc.(a)                                  --(c)         --    17,388,819
Zee Entertainment Enterprises Ltd.        193,765,692       874,482            40
                                       --------------    ----------   -----------
                                       $2,656,518,654    $1,389,200   $35,305,526
                                       ==============    ==========   ===========

(a.) No longer an affiliate as of November 30, 2010.

(b.) All or a portion is the result of a corporate action.

(c.) The security is no longer an affiliate, therefore, the value has been excluded from this table.

(2.) Non-income producing security.


                     6 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

(3.) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $176,638,757 or 0.92% of the Fund's net assets as of November 30, 2010.

(4.) Rate shown is the 7-day yield as of November 30, 2010.

(5.) Interest rate is less than 0.0005%.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of November 30, 2010 based on valuation input level:

                                         LEVEL 1--          LEVEL 2--            LEVEL 3--
                                         UNADJUSTED     OTHER SIGNIFICANT       SIGNIFICANT
                                       QUOTED PRICES    OBSERVABLE INPUTS   UNOBSERVABLE INPUTS        VALUE
                                      ---------------   -----------------   -------------------   ---------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary             $ 1,717,508,818     $           --          $789,210        $ 1,718,298,028
   Consumer Staples                     3,934,682,144        308,208,402                --          4,242,890,546
   Energy                               1,823,734,708        697,941,797                --          2,521,676,505
   Financials                           2,657,200,417        226,660,580                --          2,883,860,997
   Health Care                            287,056,505                 --                --            287,056,505
   Industrials                            717,865,769         25,072,615                --            742,938,384
   Information Technology               2,979,631,279        342,788,663                --          3,322,419,942
   Materials                            1,429,084,963         29,289,206                --          1,458,374,169
   Telecommunication Services           1,374,304,801        167,020,049                --          1,541,324,850
Structured Securities                              --         13,128,603                --             13,128,603
Investment Companies                      605,398,014                 --                --            605,398,014
                                      ---------------     --------------          --------        ---------------
Total Investments, at Value            17,526,467,418      1,810,109,915           789,210         19,337,366,543
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts                --            125,061                --                125,061
                                      ---------------     --------------          --------        ---------------
Total Assets                          $17,526,467,418     $1,810,234,976          $789,210        $19,337,491,604
                                      ---------------     --------------          --------        ---------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts   $            --     $     (243,938)         $     --        $      (243,938)
                                      ---------------     --------------          --------        ---------------
Total Liabilities                     $            --     $     (243,938)         $     --        $      (243,938)
                                      ---------------     --------------          --------        ---------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.


                    7 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                                TRANSFERS INTO   TRANSFERS OUT   TRANSFERS INTO   TRANSFERS OUT OF
                                   LEVEL 1*       OF LEVEL 1**      LEVEL 2**         LEVEL 2*
                                --------------   -------------   --------------   ----------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary       $   82,142,746   $          --    $         --     $   (82,142,746)
   Consumer Staples                 85,489,569    (190,070,281)    190,070,281         (85,489,569)
   Energy                          356,958,643    (138,527,213)    138,527,213        (356,958,643)
   Financials                        1,426,046              --              --          (1,426,046)
   Industrials                              --     (22,736,829)     22,736,829                  --
   Information Technology          214,355,169    (241,067,441)    241,067,441        (214,355,169)
   Materials                       465,924,232     (22,598,172)     22,598,172        (465,924,232)
   Telecommunication Services      194,421,311    (137,561,711)    137,561,711        (194,421,311)
                                --------------   -------------    ------------     ---------------
Total Assets                    $1,400,717,716   $(752,561,647)   $752,561,647     $(1,400,717,716)
                                ==============   =============    ============     ===============

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

** Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings             Value        Percent
-------------------        ---------------   -------
Brazil                     $ 2,916,391,480     15.1%
India                        2,343,890,628     12.1
Mexico                       2,125,071,780     11.0
Hong Kong                    1,627,887,549      8.4
Taiwan                       1,503,285,491      7.8
South Africa                 1,223,211,225      6.3
United Kingdom               1,179,902,965      6.1
Korea, Republic of South       880,766,315      4.6
Russia                         865,817,613      4.5
United States                  701,855,447      3.6
Turkey                         566,544,038      2.9
Philippines                    505,725,419      2.6
Indonesia                      432,464,981      2.2
China                          304,020,198      1.6
Cayman Islands                 294,297,383      1.5
Luxembourg                     284,677,404      1.5
Egypt                          256,257,215      1.3
Denmark                        215,494,307      1.1
United Arab Emirates           162,937,298      0.8
Chile                          159,338,124      0.8
Colombia                       156,532,734      0.8
France                         136,706,766      0.7
Peru                           122,776,848      0.6
Canada                         115,079,296      0.6
Norway                          66,653,797      0.4


                     8 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

Bermuda                         62,140,566      0.3
Thailand                        51,335,726      0.3
Nigeria                         44,746,231      0.2
Vietnam                         13,128,603      0.1
Belgium                          9,577,209      0.1
Kenya                            8,851,907      0.1
                           ---------------    -----
Total                      $19,337,366,543    100.0%
                           ===============    =====

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF NOVEMBER 30, 2010 ARE AS FOLLOWS:

                                           CONTRACT
COUNTERPARTY/CONTRACT                       AMOUNT             EXPIRATION                    UNREALIZED     UNREALIZED
DESCRIPTION                     BUY/SELL    (000'S)               DATE           VALUE      APPRECIATION   DEPRECIATION
---------------------           --------   --------         ---------------   -----------   ------------   ------------
BANK OF NEW YORK (THE)
Danish Krone (DKK)                   Buy     23,914   DKK           12/2/10   $ 4,164,645     $     --       $ 46,199
BARCLAY'S CAPITAL:
British Pound Sterling (GBP)         Buy      3,380   GBP           12/2/10     5,257,687           --          7,116
British Pound Sterling (GBP)        Sell      4,153   GBP           12/2/10     6,459,266        8,743             --
                                                                                              --------       --------
                                                                                                 8,743          7,116
                                                                                              --------       --------
BROWN BROTHERS HARRIMAN:
British Pound Sterling (GBP)        Sell      5,674   GBP           12/1/10     8,824,896       27,500             --
Mexican Nuevo Peso (MXN)            Sell     74,618   MXN           12/1/10     5,976,875           --          7,889
South African Rand (ZAR)             Buy     96,486   ZAR   12/2/10-12/6/10    13,595,236       85,969             --
                                                                                              --------       --------
                                                                                               113,469          7,889
                                                                                              --------       --------
DEUTSCHE BANK CAPITAL CORP.
South African Rand (ZAR)             Buy     71,349   ZAR           12/1/10    10,059,442           --         14,193
RBS GREENWICH CAPITAL:
Danish Krone (DKK)                   Buy     19,791   DKK           12/2/10     3,446,577           --         28,752
Hong Kong Dollar (HKD)               Buy    120,951   HKD           12/1/10    15,576,259          600             --
Mexican Nuevo Peso (MXN)             Buy      4,410   MXN           12/1/10       353,263        2,249             --
Mexican Nuevo Peso (MXN)            Sell        408   MXN           12/2/10        32,673           --             37
                                                                                              --------       --------
                                                                                                 2,849         28,789
                                                                                              --------       --------
UBS INVESTMENT BANK:
Danish Krone (DKK)                   Buy     33,618   DKK           12/1/10     5,854,638           --        117,447
Mexican Nuevo Peso (MXN)            Sell    199,968   MXN           12/2/10    16,017,267           --         22,305
                                                                                              --------       --------
                                                                                                    --        139,752
                                                                                              --------       --------
Total unrealized appreciation
   and depreciation                                                                           $125,061       $243,938
                                                                                              ========       ========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.


                     9 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Structured securities are valued utilizing price quotations obtained from broker-dealers or independent pricing services. Values are determined based upon market inputs which typically include the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

STRUCTURED SECURITIES. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.


                    10 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In


                    11 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

     addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of November 30, 2010, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $125,061, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the


                    12 | Oppenheimer Developing Markets Fund

Oppenheimer Developing Markets Fund

STATEMENT OF INVESTMENTS November 30, 2010 (Unaudited)

contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the portfolio.

During the period ended November 30, 2010, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $33,209,373 and $10,898,793 respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of November 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities          $14,730,555,264
Federal tax cost of other investments         9,267,830
                                        ---------------
Total federal tax cost                  $14,739,823,094
                                        ===============
Gross unrealized appreciation           $ 4,917,299,900
Gross unrealized depreciation              (323,844,978)
                                        ---------------
Net unrealized appreciation             $ 4,593,454,922
                                        ===============


                    13 | Oppenheimer Developing Markets Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Developing Markets Fund


By: /s/ William F. Glavin, Jr.
    ----------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 01/11/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ----------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 01/11/2011


By: /s/ Brian W. Wixted
    ----------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 01/11/2011